UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2020
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	001-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 13, 2020, Sensient Technologies Corporation (“Sensient” or the “Company”) entered into an Executive Employment Contract (the “Employment Agreement”) with Mr. Paul Manning, pursuant to which Mr. Manning will continue to serve as the Company’s Chairman, President and Chief Executive Officer. The Employment Agreement was prepared by outside counsel and reviewed and approved by the Compensation and Development Committee of the Board of Directors (“Compensation Committee”), which consists solely of independent directors.

The initial term of the Employment Agreement is for a period of three years, commencing on February 13, 2020 (the “Term”), and shall automatically extend for additional one year periods unless either party provides the other party with at least 12 months advance written notice that no such extension shall occur. The Employment Agreement may be terminated with or without cause, by the Company or by Mr. Manning, subject to the rights and obligations contained therein. During the Term, Mr. Manning will receive an initial annual base salary of $945,000 and such salary shall be reviewed annually by the Compensation Committee based on Mr. Manning’s performance and the Company’s compensation policies. In addition, Mr. Manning will be eligible for an annual incentive bonus, payable in cash and/or equity, based on criteria determined by the Compensation Committee and shall receive benefits consistent with those received by other executive officers of the Company.

The above description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

The prior Executive Employment Contract between Sensient and Mr. Manning expired by its terms.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit 10.1:	Executive Employment Contract.
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General Counsel and Secretary

Date:	February 13, 2020

EXHIBIT INDEX

Exhibit 10.1:	Executive Employment Contract.
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document).